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                                                                   Exhibit 10.12


                           STANDARD FORM OF LOFT LEASE
                     THE REAL ESTATE BOARD OF NEW YORK, INC.


         AGREEMENT OF LEASE, made as of the 23rd day of November, 1998, between BROADWAY-13TH ASSOCIATES, L.P., A NEW YORK LIMITED PARTNERSHIP, having an office at c/o Kenart Realties, Inc., 10 West 47th Street, New York, New York 10036, party of the first part, hereinafter referred to as OWNER, and MEDSITE PUBLISHING INC., A NEW YORK CORPORATION, having an office at 60 East 13th Street, 5th Floor, New York, NY 10003, party of the second part, hereinafter referred to as TENANT.

         WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner, the entire fifth floor of the 62 East 13th Street portion in the building known as 835 Broadway/58-62 East 13th Street (the "Building" or "building") located in the Borough of Manhattan, City of New York, which demised premises is more particularly shown on the diagram annexed to this Lease as Exhibit "A", for the term set forth in Article "70" and at the annual rental rate set forth in Article "71" of this Lease which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first _____ monthly installment(s) on the execution hereof (unless this lease be a renewal).

         In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

         The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

         1. Rent. Tenant shall pay the rent as above and as hereinafter provided.

         2. Occupancy. Tenant shall use and occupy demised premises for the purposes set forth in Article "74" hereof provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.

         3. Alterations. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner not to be unreasonably withheld or delayed, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved in each instance by Owner not to be unreasonably withheld or delayed. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may reasonably require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

         4. Repairs. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4, with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

         5. Window Cleaning. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

         6. Requirements of Law, Fire Insurance. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises of the building (including the use permitted under the lease). Except as provided in
Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or
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permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

         7. Subordination. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

         8. Tenant's Liability Insurance Property Loss, Damage, Indemnity. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

         9. Destruction, Fire and Other Casualty. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances installed for or by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

         10. Eminent Domain. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.

         11. Assignment, Mortgage, Etc. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment of underletting. See Article #59.

         12. Electric Current. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

         13. Access to Premises. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon
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the demised premises the usual notices "To Let" and "For Sale" which notices
Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligation hereunder. See Article #75(A)

         14. Vault, Vault Space, Area. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

         15. Occupancy. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

         16. Bankruptcy. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making of Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

                  (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right to the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the different referred to above.

         17. Default. (1) If Tenant defaults in fulfilling any of the covenants of this lease including without limitation the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under Section 235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after ten (10) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge, such judgment to be made in good faith, then in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written ten (10) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said ten (10) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such ten (10) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

                  (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

         18. Remedies of Owner and Waiver of Redemption. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may actually incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let, the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

         19. Fees and Expenses. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant hereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceedings, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations actually incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

         20. Building Alterations and Management. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

         21. No Representations by Owner. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

         22. End of Term. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration of other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day. See Article #60.

         23.      Quiet Enjoyment.  See Article #42.

         24. Failure to Give Possession. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

         25. No Waiver. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

         26. Waiver of Trial by Jury. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

         27. Inability to Perform. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed from doing so by reason of strike or labor troubles or any cause whatsoever beyond Owner's reasonable sole control including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

         28. Bills and Notices. Except as otherwise in this lease provided, a bill statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently give or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

         29. Water Charges. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner, as additional rent, on the first day of each month, 0% ($ zero) of the total meter charges as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

         30. Sprinklers. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature.

         31. Elevators, Heat, Cleaning. As long as Tenant is not in default under any the covenants of this lease beyond the applicable grade period provided in this lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m.

to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper cooperation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.

         32. Security. Tenant has deposited with Owner the sum of $6,800 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including, but not limited to, any damages or deficiency in the reletting of the premises, whether such damages of deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall transfer the security to the vendee or lessee and owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

         33. Captions. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

         34. Definitions. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

         35. Adjacent Excavation - Shoring. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises from a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

         36. Rules and Regulations. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen
(15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

         37. Glass. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

         38.      Estoppel Certificate.  See Article #53.

         39. Directory of Board Listing. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

         40. Successors and Assigns. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

         SEE RIDER ARTICLES #41 TO #76 ATTACHED HERETO AND MADE A PART HEREOF.

         In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.



Witness for Owner:                       BROADWAY - 13TH ASSOCIATES, L.P.

                                         By:  Columbus Broadway Realty Corp.,
-------------------------------
                                         General Partner
                                         ---------------------------------------

                                         By:  /s/ [illegible signature]
                                         ---------------------------------------

Witness for Tenant:

                                         MEDSITE PUBLISHING, INC.
-------------------------------

                                         By:   /s/ Sundeep Bhan
                                         ---------------------------------------
                                                  Sundeep Bhan, President

-------------------------------          ---------------------------------------

            RIDER ATTACHED TO AND FORMING A PART OF LEASE DATED AS OF NOVEMBER, 1998, BETWEEN BROADWAY - 13TH ASSOCIATES, L.P., AS OWNER, AND MEDSITE PUBLISHING INC., TENANT, COVERING THE FIFTH FLOOR OF THE 62 EAST 13TH STREET PORTION OF THE BUILDING KNOWN AS 835 BROADWAY/58-62 EAST 13TH STREET, NEW YORK, NEW YORK


41. Binding Clause. This Lease has been prepared and submitted to Tenant for signature upon the express understanding that it shall not be binding on Owner until executed and delivered by Owner.

42. Quiet Enjoyment. Owner covenants and agrees with Tenant that upon Tenant paying the rent herein reserved and upon Tenant performing all covenants and conditions herein contained on Tenant's part to be observed and performed, Tenant may and shall peacefully and quietly have, hold and enjoy the premises herein demised for the term aforesaid, subject to, nevertheless, the terms and conditions of this Lease, including, but not limited to Article "34" and Article "43", provided, however, that no eviction of Tenant by reason of paramount title, the termination of any ground or underlying lease to which this Lease is or may be subject and subordinate, the foreclosure of any mortgage which may now or hereafter affect such ground or underlying lease or the real property of which the demised premises forms a part and to which this Lease is or may be subject and subordinate, whether such termination or foreclosure is by operation of law, by agreement or otherwise, shall be construed as a breach of this covenant, nor shall any action by reason thereof be brought against the Owner and provided further that this covenant shall bind and be enforceable against the Owner only so long as Owner is in possession and is collecting rents from Tenant, but not thereafter. In addition, any mortgagee under any mortgage to which this Lease is subject and any lessor under any ground or underlying lease to which this Lease is subject may elect that this Lease shall have priority over its mortgage or ground or underlying lease whether this Lease is dated prior to or subsequent to the date of said mortgage or ground or underlying lease.

43. Owner's Liability. Tenant agrees that the liability of Owner under this Lease and all matters pertaining to or arising out of the tenancy and the use and occupancy of the demised premises shall be limited to Owner's interest in the building and the Owner's interest in the rents, income and other assets relating to the building and its operation and no other property or assets of Owner shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Owner and Tenant hereunder or Tenant's use and occupancy of the demised premises, and in no event shall Tenant make any claim against or seek to impose any personal liability upon any individual, general or limited partner of any partnership, or principal of any firm or corporation that may now be or hereafter become the Owner.

44. Additional Rent. In addition to the annual rental rates payable under this Lease, all other charges, sums and amounts payable by Tenant under this Lease shall be deemed to be additional rent ("Additional Rent") hereunder, whether or not the same be designated as such, and shall be due and payable within ten (10) days after demand (or such earlier or later time as may be elsewhere specifically provided in this Lease), and Owner shall have the same rights and remedies upon Tenant's failure to pay any Additional Rent as for the non-payment of the annual rental rates reserved under this Lease.

45. Utilities and Other Services. Except as herein specifically provided, during the term of this Lease Owner shall not be required to furnish or supply any services to Tenant and/or the demised premises including, without limitation, electricity, air conditioning, gas, hot or cold water. Any such services shall be furnished by Tenant at Tenant's sole cost and expense. Tenant shall purchase its utility requirements directly from the utility company supplying the same and shall pay for water as additional rent in accordance with the provisions of Article "29" hereof.

46. "As Is". Tenant acknowledges that it has examined the demised premises and accepts same in its present condition "AS IS". Tenant warrants and represents that there are no express or implied warranties, representations or agreements on the part of Owner with reference to the condition or usability of the demised premises for the purposes for which Tenant intends to use same. Owner shall not be required to repair, renovate, restore or redecorate the demised premises at any time during the term of this Lease, except as may otherwise be specifically herein provided, and Tenant shall do all work necessary or required by Tenant to open its business at the demised premises at its sole cost and expense, subject to and in accordance with the provisions of this Lease.

47. Diagram. Tenant acknowledges that it has been informed by Owner that the diagram, if any, attached to this Lease is solely for the purpose of identifying the demised premises and Owner has made no representation and is unwilling to make any representation and nothing in this Lease shall be deemed or construed to be a representation or covenant as to the dimensions of and/or the square foot area contained in the demised premises.

48. Broker. Tenant warrants and represents to Owner that it has dealt with no broker, real estate salesman, or other similar person, firm or corporation in connection with the within Lease other than Murray Hill Properties Corp. (the "Broker"). The Broker shall not be deemed a third party beneficiary of this Lease. Tenant shall indemnify and hold Owner harmless of and from any and all claims, liabilities and/or damages which are based upon a claim by any other broker, person, firm or corporation for brokerage commissions and/or other compensation by reason of having dealt with Tenant.

49. Remedy Limitation. With respect to any provision of this Lease which provides, in effect, that Owner shall not unreasonably withhold or unreasonably delay any consent or any approval, Tenant in no event shall be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for money damages, nor shall Tenant claim any money damages by way of setoff, counterclaim or defense based upon any claim or assertion by Tenant that Owner has unreasonably withheld or unreasonably delayed any consent or approval. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment and in any such action or proceeding, if Tenant substantially prevails, Tenant shall be entitled to reimbursement for its legal fees and costs in accordance with Article 50(B) of this Lease.

50. Fees and Expenses.

         (A) In the event that, in connection with any default, request, action or inaction by Tenant with regard to any of the terms, covenants or conditions of this Lease, Owner makes any expenditure or incurs any obligation for the payment of money (excluding, however, attorney's fees and expenses in instituting prosecuting or defending any action or proceeding against Tenant), each such expenditure so made or obligation so incurred by Owner in connection with such default, request, action or inaction, with interest and costs, shall be deemed to be additional rent hereunder and Tenant shall pay the amount thereof to Owner within ten (10) days after rendition of any bill or statement to Tenant therefore.

         (B) If either Owner or Tenant shall commence any action or proceeding to enforce this Lease, the party which substantially prevails in such action or proceeding shall be reimbursed upon demand by the other party for the reasonable attorneys, fees and other costs incurred in connection with such action or proceeding.

         (C) The provisions of this Article shall apply to expenditures made and obligations incurred by the parties during and after the term of this Lease and the obligations of the parties hereunder shall survive the expiration or termination of the term of this Lease.

51. Late Charges. In the event any rent and/or Additional Rent required under the provisions of this Lease shall not be paid within ten (10) days after it is due, Tenant shall pay to Owner a sum equal to THREE ($.03) CENTS for each and every dollar of rent and/or Additional Rent so overdue ("Late Charges"). Late Charges shall be immediately due and payable. Late Charges are not payable as a penalty, but are imposed to partially defray Owner's costs in connection with the late payment of overdue rent and/or Additional Rent. It is expressly acknowledged and agreed that nothing herein contained shall be deemed or construed as permitting or allowing Tenant to pay any rent and/or Additional Rent at a time other than when it shall be required to be paid pursuant to the provisions of this Lease. The acceptance of the Late Charge referred to in this Article shall not in any manner limit or diminish the enforcement of Owner's rights contained elsewhere in this Lease.

         In addition, in the event Tenant shall default (i) in the timely payment of rent and/or Additional Rent for which late charges are applicable, and any such default shall continue or be repeated for two (2) consecutive months, or for a total of four (4) months in any period of twelve (12) months, or (ii) in performance of any other particular covenant of this Lease more than six (6) times in any period of twelve (12) months (with respect to which Owner shall have given one or more default notices), then, notwithstanding that such defaults shall have each been cured within the period provided therefor in this Lease, any further similar default shall be conclusively deemed to be deliberate and Owner may serve a written seven (7) days' notice of cancellation of this Lease upon Tenant and upon the expiration of said seven (7) days, this Lease and the term hereunder shall end and expire as fully and completely as if the expiration of such seven (7) day period were the day herein definitely fixed for the end and expiration of this Lease and the term hereof and Tenant shall then quit and surrender the demised premises to Owner, but shall remain liable as provided in this Lease. Except for the notice referred to in (ii) above and the notice of cancellation to be served in accordance with this paragraph, Owner shall not be required to serve upon Tenant any notice of such deliberate default (whether pursuant to Article "17" hereof or otherwise) nor to afford to Tenant any opportunity to cure such deliberate default.

52. No Attornment. All checks tendered to Owner as and for the rent and/or additional rent required hereunder shall be deemed payments for the account of the Tenant. Acceptance by the Owner of rent and/or additional rent from anyone other than the Tenant shall not be deemed to operate as an attornment to the Owner by the payor of such rent and/or additional rent or as a consent by the Owner to an assignment of this Lease or subletting by the Tenant of the demised premises to such payor, or as a modification of any of the provisions of this Lease.

53. Tenant's Certificate. Tenant shall, without charge at any time and from time to time, within ten (10) days after request by Owner, certify by written instrument, duly executed, acknowledged and delivered, to Owner or any person, firm or corporation specified by Owner:

         (A) that this Lease is unmodified and in full force and effect (or, if there has been modification, that the same is in full force and effect as modified and stating the modifications);

         (B) whether or not there are then any existing alleged setoffs or defenses against the enforcement by Owner of any of the agreements, terms, covenants or conditions upon the part of Tenant to be performed or complied with under this Lease (and, if so, specifying the same);

         (C) the date, if any, to which the rental, Additional Rent and other charges hereunder have been paid in advance;

         (D) the respective dates upon which the Lease commenced, the date upon which the Lease shall expire, and the date upon which the Tenant's obligation to pay annual rent commenced; and

         (E) such other items as any mortgagee or prospective purchaser or mortgagee may reasonably request.

54. Condition of Premises. Tenant covenants and agrees to maintain the demised premises in a condition of proper cleanliness, orderliness and state of attractive appearance at all times and said premises shall also be maintained in keeping with the standards of the building of which the demised premises forms a part. Tenant further covenants and agrees, at its own cost and expense, to use all reasonable diligence in accordance with the best prevailing methods for the prevention and extermination of vermin, rats and mice in the demised premises.

55. Permits, Licenses, Etc. Tenant shall, at its own cost and expense, obtain any and all permits, licenses and/or certificates, of whatsoever kind or nature, from any and all authorities having jurisdiction over the demised premises, necessary or required for the occupation and use of the demised premises as provided for in this Lease and shall comply with such permits, licenses and/or certificates throughout the term of this Lease.

56. Insurance.

         Tenant agrees that it will, at its own cost and expense, take out and maintain in force at all times while this Lease is in effect, for the benefit of Owner, Owner's managing agent (if any) and Tenant, and such other parties in interest, as their respective interests may appear, plate glass insurance and public liability insurance with a limit of not less than $1,000,000 in the case of injury or death to one or more than one person in any one occurrence and with limits of not less than $500,000 in the case of property damage. The originals of such policies or certificates evidencing coverage of this insurance shall be delivered to the Owner on or prior to the date Tenant first takes occupancy of the demised premises. All such policies shall require ten (10) days' notice by certified mail to Owner of any cancellation or change affecting the coverage or protection of Owner thereunder.

         The Tenant shall promptly pay the premiums for such insurance and, upon request of Owner, deliver to the Owner, within a reasonable time, duplicate receipts evidencing payments thereof. All premiums and charges for all of said policies shall be paid by the Tenant and if the Tenant shall fail to make any such payment when due, or fail to carry any such policy, the Owner may, but shall not be obligated to, make such payment or carry such policy, and the amount paid by the Owner, with interest thereon at two (2%) percent over the then prime rate published in the Wall Street Journal or, if not then being published, at the prime or preferred rate announced by the bank in which Owner's checking account is maintained, shall be repaid to the Owner by the Tenant on demand. All such amounts so repayable together with such interest shall be considered as additional rent payable hereunder, for the collection of which the Owner shall have all of the remedies provided in the Lease or by law provided for the collection of rent. Payment by the Owner of any such premium or the carrying by the Owner of any such policy shall not be deemed a waiver, or release the default of the Tenant with respect thereof.

         The Tenant shall not violate or permit to be violated any of the conditions or provisions of any policy and shall so perform and satisfy the requirements of the companies writing such policies, that at all times companies of good standing satisfactory to the Owner shall be willing to write and/or continue such insurance.

57. Repairs. Notwithstanding anything to the contrary contained in this Lease (except for the provisions of Article "9" hereof), Tenant shall at Tenant's sole cost and expense promptly make all structural and non-structural repairs to any alterations, installations and/or improvements made by Tenant in or to the demised premises and to the fixtures and equipment contained in the demised premises, whether ordinary or extraordinary, foreseen or unforeseen.

58. Additional Re: Article "9". Supplementing the provisions of Article "9" hereof, Owner shall not be obligated to commence any repairs or restorations to the demised premises as required thereunder unless and until Owner has received the proceeds of all fire insurance policies affecting the building of which the demised premises forms a part.

59. Additional Re: Article "11".

         Supplementing the provisions of Article "11" hereof,

         (A) The transfer or change of ownership of a majority of the issued and outstanding capital stock of any corporate tenant or of the proprietary interest of any partnership tenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, and whether by means of an increase in the number of issued and/or outstanding shares of capital stock and/or the creation of one or more additional classes of capital stock of any corporate tenant or by the addition of one or more partners to any partnership tenant, or in any other manner, with the result that at least fifty-one (51%) percent of the beneficial interest and/or record ownership in and to such tenant shall no longer be held by the beneficial and/or record owners thereof as of the date of this Lease, or the date on which such corporation or partnership shall become the tenant hereunder (whichever is later), shall be deemed to be an assignment of this Lease.

         (B) Upon request of Owner, Tenant shall provide Owner, from time to time, with a certification or affidavit executed by a principal officer of Tenant (or if Tenant is a partnership, by a general partner who owns a substantial portion of Tenant) setting forth the beneficial and record holders (and the amount held by each of them) of the entire issued and outstanding capital stock of any corporate tenant or the entire proprietary interest of any partnership tenant, as of any date or dates that Owner may from time to time request. The certification shall also contain such other information as Owner shall reasonably request in order to enable Owner to determine whether a transfer of a type referred to in paragraph (A) hereof shall have occurred.

60. Additional Re: Article "22". Supplementing the provisions of Article 22 hereof, if the demised premises are not surrendered and vacated as and at the time required by this Lease (time being of the essence), Tenant shall be liable to Owner for (a) all losses and damages which Owner may actually incur or sustain by reason thereof but not punitive damages), including without limitation, attorneys' fees, and Tenant shall indemnify Owner against all claims made by any succeeding tenants against Owner or otherwise arising out of or resulting from the failure of Tenant timely to surrender and vacate the demised premises in accordance with the provisions of this Lease, and (b) per diem use and occupancy in respect of the demised premises equal to two (2) times the annual rental rate and Additional Rent payable hereunder for the last year of the term of this Lease (which amount Owner and Tenant presently agree is the minimum to which Owner would be entitled and is presently contemplated by them as being fair and reasonable under such circumstances and not a penalty). In no event shall any provision hereof be construed as permitting Tenant to hold over in possession of the demised premises after expiration, cancellation or termination of the term hereof.

61. Hazardous Materials. Tenant shall keep the demised premises free of all Hazardous Materials (hereinafter defined) and the demised premises shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with Hazardous Materials. Tenant covenants and agrees that it shall not cause or permit, as a result of any intentional or unintentional act or omission on the part of Tenant, its agents and invitees, the installation of Hazardous Materials in the demised premises and/or in the building or suffer the presence of Hazardous Materials on or in the demised premises and/or the building. Tenant shall comply and require compliance by its agents and invitees, with all applicable federal, state and local laws, ordinances, rules and regulations with respect to Hazardous Materials and shall keep the demised premises free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. In event that Tenant receives any notice or advice from any governmental agency, any other tenant or other occupant of the demised premises with regard to Hazardous Materials on, in, from or affecting the demised premises and/or building, Tenant shall immediately notify Owner and, if requested by Owner, such notice shall also be sent, in the manner directed by Owner, to any mortgagee of Owner.

         For the purposes of this Article, the term "Hazardous Materials" shall mean and include, among other things, any flammables, explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related or similar materials, asbestos or any material containing asbestos, or any other substance or material as defined as "hazardous" or "toxic" by any federal, state or local environmental law, ordinance, rule or regulation, including, among other things, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901, et seq.), or in the regulations adopted and publications promulgated pursuant thereto or any other material generally considered to be hazardous.

62. Exterior Limitations. Tenant shall not place or allow to be placed any personal property of any kind or nature, including but not limited to stands, booths or show cases, on the door steps, in the lobby, or on the outside walls of the demised premises. Owner has not conveyed to Tenant any rights in or to the outer side of the walls of the demised premises or to the walls of the lobby or any other part of the building, and Tenant shall not display or erect any lettering, signs, advertisements, awnings or projections thereon without the prior written consent of Owner.

63. Waste Removal, Etc. Tenant shall, at its own cost and expense, promptly dispose of all garbage, ashes and waste arising from the conduct of its business in the demised premises at such times and in such manner so as to avoid any obnoxious or offensive smells or odors therefrom or otherwise interfering with the comfort and quiet enjoyment of the other occupants of the building of which the demised premises forms a part. Tenant further covenants and agrees, at the Tenant's own cost and expense, to keep the drain waste and connections with mains, emanating from the demised premises, free from obstruction to the reasonable satisfaction of the Owner, its agents and all authorities having jurisdiction thereof.

64. Manner of Doing Business.

         (A) In no event will the demised premises or any portion thereof be used for a discount operation, clearance center or other highly promotional type of retail operation. No "clearance sales" or "fire sales" or "auction sales" or "going out of business sales" or "inventory sales" or other highly promotional sales will be conducted on, in or from the demised premises.

         (B) Tenant shall not affix any sign(s) or other promotional material(s) to window(s) or door(s) at the demised premises or in the vicinity of any window(s) or door(s) without the prior written approval of Owner in each instance. In the event Owner approves any sign (or other promotional material), such sign (or other promotional material) must be professionally prepared and must be neat, clean, in good taste and otherwise in keeping with the provisions of this Article and the other relevant provisions of this Lease. In no event shall any sign, promotional material, or any lettering, numbering, picture or image be affixed, painted, written or otherwise created directly on any window or door. It is specifically acknowledged and agreed that, supplementing the other provisions of this Lease, the exterior and interior display of any and all items at the demised premises shall be consistent with the manner of display of similar items presently utilized by other first class operations of the same nature.

65. INTENTIONALLY DELETED.

66. Pornographic Uses Prohibited. Tenant agrees that the value of the demised premises and the reputation of the Owner will be seriously injured if the demised premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the demised premises, and shall not permit or conduct any obscene, nude, or semi-nude live performances on the demised premises, nor permit use of the demised premises for nude modeling, rap sessions, or as a so-called rubber goods shop, or as a sex club of any sort, or as a "massage parlor." Tenant agrees further that Tenant will not permit any of these uses by any sublessee or assignee of the demised premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this Lease and objectionable conduct. Pornographic material is defined for purposes of this Article as any written or pictorial matter with prurient appeal or any object or instrument that is primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is in New York Penal Law
Section 235.00.

67. Real Estate Tax Escalations. The rent payable by Tenant during the term of this Lease shall be adjusted in accordance with this Article:

         (A) Definitions. Only for the purpose of this Article, and the computations herein, the following definitions shall apply:

                  1. The term "Tax Base Year" shall mean the 12 month period commencing July 1, 1996 and ending June 30, 1997 and the term "Tax Escalation Year" shall mean any subsequent 12 month period commencing January 1 and ending December 31, all or any part of which is included within the period covered by this Lease.

                  2. The term "Percentage" shall mean thirteen and one-half (13.5%) percent.

                  3. The term "Real Estate Taxes" shall mean all taxes levied, assessed or imposed at any time by any governmental authority of whatever kind or nature, whether ordinary or extraordinary, foreseen or unforeseen, upon or against the Land and/or Building and also any tax or assessment levied, assessed or imposed at any time primarily on owners of real property by any governmental authority in connection with any franchise and/or the income, rents, profits, sales, use or occupancy from, out of, or in connection with the Land and/or Building to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes upon or against the Land and/or Building computed as if the Land and/or Building were the only assets of Owner. The term "Real Estate Taxes" shall also include all reasonable costs and expenses, including counsel fees, accounting fees, consultant fees and appraisal fees incurred in connection with any filing, application, proceeding, hearing or determination for a reduction of the assessed value of the Land and/or Building and/or otherwise in an attempt to reduce Real Estate Taxes which shall not have been utilized in connection with computing an adjustment in accordance with the provisions of Subdivision (D) of this Article, but in no event shall the amount of any such included costs and expenses exceed the aggregate of $10,000 with respect to any Tax Escalation Year. The Percentage shall not be changed notwithstanding any transfer, hypothecation, alteration, addition or improvement to the Land and/or Building. If any Real Estate Taxes are permitted to be paid in installments, then all references in this Article to the dates of which Real Estate Taxes are payable shall be deemed to refer to the dates on which the installments are payable.

                  4. The term "Land and/or Building" shall mean the land and buildings and other improvements thereon known as 835 Broadway/58-62 East 13th Street, New York, New York and designated on the tax map for New York County as Block 564, Lot 15.

                  5. The term "Owner's Statement" shall mean an instrument containing a computation of any increase in the rent for the Tax Escalation Year pursuant to the provisions of this Article.

         (B) 1. If Real Estate Taxes payable in any Tax Escalation Year shall be in such amount as shall constitute an increase above the Real Estate Taxes payable for the Base Tax year, the rent for such Tax Escalation Year shall be increased by a sum equal to the Percentage of any such increase.

                  2. The provisions of this Article shall apply to increases in Real Estate Taxes of any kind or nature, whether or not resulting from a higher tax rate, an increase in the assessed valuation of the Land and/or Building, or for any other reason whatsoever, including, without limitation, any increase which is the result of or in any way related to any sale, financing, leasing, or other transfer or hypothecation of the Land and/or Building or of any interest therein, or any alterations, additions and/or improvements to the Land and/or Building, whether or not such transfers, hypothecations, alterations, additions and/or improvements redound to the benefit of Tenant.

                  3. If the term of this Lease shall commence on a date other than the first day of a Tax Escalation Year, any increase in rent for the Tax Escalation Year in which such commencement shall occur, shall be apportioned based upon the number of days of the term of this Lease which are within such Tax Escalation Year. If the demised term shall expire on a date other than the last day of a Tax Escalation Year, any increase in rent for the Tax Escalation Year in which the date of expiration of the term of this Lease shall occur, shall be apportioned based upon the number of days of the term of this Lease which are within such Tax Escalation Year.

         (C) After receipt of tax bill and other data necessary to compute any amounts payable under this Article with respect to any Tax Escalation Year, Owner shall furnish to Tenant an Owner's Statement setting forth any amounts computed by Owner to be due under this Article. Owner's Statement shall set forth the necessary data which is the basis for Owner's computation and the amount set forth therein shall be due and payable by Tenant to Owner, as Additional Rent, within ten (10) days after Owner's Statement has been furnished. Owner's delay or Owner's failure to furnish an Owner's Statement with respect to any Tax Escalation Year shall not prejudice Owner's right to subsequently render an Owner's Statement with respect to such Tax Escalation Year or any subsequent Tax Escalation Year. At the request of Tenant, Owner shall furnish copies of bills, invoices and/or other reasonable evidence to support amounts claimed by Owner to be Real Estate Taxes for any Tax Escalation Year.

         (D) If, as a result of any application or proceeding brought for reduction of the assessed valuation of the Land and/or Building, there shall be a decrease in Real Estate Taxes for any Tax Escalation Year with respect to which Owner shall have rendered an Owner's Statement, the rent for such Tax Escalation Year shall be adjusted to reflect such decrease in Real Estate Taxes (less all costs and expenses, including counsel fees, incurred in connection with such application or proceeding) and Tenant shall be entitled to a credit against the next subsequent payments of rent hereunder for its proportionate share.

         (E) Within ten (10) days next following rendition of the first Owner's Statement which shows an increase in the rent for any Tax Escalation Year, Tenant shall pay to Owner the entire amount of such increase. In addition, on the first day of each month following rendition of each Owner's Statement which shows an increase in the rent for a Tax Escalation Year, Tenant shall pay to Owner, on account of the potential increase in the rent for the Tax Escalation Year following the Tax Escalation Year for which such Owner's Statement shall have been rendered, a sum equal to one-twelfth (1/12th) of the increase in the rent shown upon such Owner's Statement (before any apportionment pursuant to the provisions of subsection (B)(3) herein). Such sum shall be added to each monthly installment of rent until rendition of the next succeeding Owner's Statement and shall be collectible by Owner in the same manner as rent. If such Statement be rendered after the commencement of any Tax Escalation Year, the Tenant shall pay such 1/12th installment for any past period within such Tax Escalation Year.

         (F) Each succeeding Owner's Statement shall be accompanied by a reconciliation which shall be made as follows: Tenant shall be debited with any increase in the rent shown on Owner's Statement and credited with (i) the aggregate amount, if any, paid by Tenant in accordance with the provisions of subsection (E) of this Article on account of the potential increase in the rent for the Tax Escalation Year in question; and (ii) any decrease in the rent shown on Owner's Statement. Tenant shall pay any net debit balance shown to be due to the Owner within ten (10) days after rendition by Owner; any net credit balance shall be applied against the next accruing monthly installments of rent.

         (G) Notwithstanding the early termination of this Lease by reason of Tenant's default under this Lease, Tenant's obligation to pay the rent adjustment under this Article shall continue and cover all periods up to the expiration date originally set forth herein, and shall survive such earlier termination of this Lease by reason of Tenant's default hereunder. In no event shall anything contained in this Article be deemed or construed to reduce the rent or Additional Rent provided to be paid under any of the other terms or provisions of this Lease.

         (H) Each Owner's Statement given by Owner pursuant to this Article "68" shall be conclusive and binding upon Tenant unless Tenant, within one-hundred eighty (180) days after receipt of such Owner's Statement, shall give Owner a written notice objecting to Owner's Statement and specifying the nature of the objection. In such event, Tenant shall pay the additional amounts set forth in Owner's Statement and said payment or acceptance shall be without prejudice to Tenant's right to contest the disputed Owner's Statement. The aforesaid period of one-hundred eighty days shall be tolled for the period of time it shall take Owner to comply with any request for bills or other evidence by Tenant in accordance with Paragraph (C) of this Article.

68. Tenant's Alterations. Supplementing the provisions of this Lease, including, without limitation, Article "3" and "4" hereof, any alterations, installations, additions, repairs or improvements made by Tenant (hereinafter sometimes collectively referred to as an "Alteration" or as "Alterations") shall be made and performed in conformity with and subject to the following provisions:

         (A) All Alterations shall be made and performed at Tenant's sole cost and expense in a good, workmanlike manner, in conformity with all of the rules and regulations of any and all governmental authorities having jurisdiction thereof and shall be done in such manner as not to disturb or interfere with any other tenant in the building.

         (B) The Alterations shall not affect (i) the structural parts of the demised premises or of the building of which the demised premises forms a part,
(ii) any of the mechanical or other systems of the building including, without limitation, electrical, plumbing, heating, air-conditioning, ventilation and sanitary systems, or (iii) the interior hallway or any portion of the exterior of the building.

         (C) Tenant shall submit to Owner detailed plans and specifications for the proposed Alterations and shall not commence any such Alterations without first obtaining Owner's written approval of such plans and specifications, which approval Owner agrees not to unreasonably withhold; and if the approval of, or notice to, any ground lessor or mortgagee is required in connection with any Alteration, Tenant shall not commence such Alteration until such approval has been received or such notice has been given, as the case may be. Owner shall advise Tenant of the name and address of any ground lessor or mortgagee whose approval is required.

         (D) Prior to the commencement of the proposed Alteration, Tenant shall furnish to Owner duplicate original policies of workers' compensation insurance covering all persons to be employed in connection with such Alteration, including all those to be employed by all contractors and subcontractors, and of comprehensive liability insurance (including property damage coverage) in which Owner, and its managing agent, if any, shall be named as parties insured, which policies shall be issued by companies and shall be in form and amounts reasonably satisfactory to Owner and shall be maintained by Tenant until the completion of the Alteration.

         (E) All permits, approvals and certificates of all government authorities required in connection with any Alteration shall be promptly obtained by Tenant and/or its representatives and submitted to Owner.

         (F) Prior to the commencement of any work, Tenant shall submit to Owner the name of the contractor or contractors who will be doing the work for Owner's prior approval, which approval is not to be unreasonably withheld or delayed.

         (G) Prior to the commencement of any work, Tenant shall furnish to Owner a duly executed copy of a contract or contracts with the contractor or contractors who shall do the Alteration. Simultaneously therewith, Tenant shall also furnish to Owner (i) a guarantee or other by security reasonably satisfactory to Owner or (ii) a bond, with proof of payment thereof, issued by a surety company licensed to do business in the City and State of New York, which bond shall run to the benefit of the Owner and shall be in an aggregate amount not less than the amount of the contract or contracts for the Alteration. Said bond shall be conditioned upon and guarantee the completion of the Alteration within a reasonable period of time after the commencement of the Alteration, free and clear of all encumbrances, security interests and mechanic's or materialmen's liens.

         (H) After the Alteration has been completed, Tenant shall obtain a "sign-off" from the New York City Department of Buildings and shall thereafter obtain a change in the Certificate of Occupancy if required by reason of the Alteration.

         (I) The provisions of this Article are in addition to and not in limitation of the provisions contained in Article "3" and/or Article "4" of this Lease.

69. INTENTIONALLY DELETED

70. Term/Commencement Date/Expiration Date.

         (A) At the time of the execution of this Lease Tenant is in possession of a portion or all of the premises demised under this Lease as a subtenant of Amanaka's Amazon Network, Inc. ("Amanaka's") which has a lease of the demised premises for a term which will not end until August 31, 2001 and the parties have agreed that the term of this Lease is not to commence until the date (the "Commencement Date") that Amanaka's has executed and delivered a written termination of its lease in form and substance acceptable to Owner and has surrendered possession of the demised premises and delivered its entire interest therein to Owner.

         (B) The term of this Lease shall commence on the Commencement Date and shall end and expire on August 31, 2001, unless the Term shall sooner cease and expire as otherwise provided in this Lease. Upon the Commencement Date Tenant will take possession of the entire demised premises.

         (C) At the request of Owner, after the occurrence of the Commencement Date, Owner and Tenant shall execute and deliver written agreements, in form prepared by Owner, which shall set forth and confirm, for all purposes, the Commencement Date, but the execution and delivery of such agreements shall not be deemed or construed as a prerequisite to the occurrence of the Commencement Date or to the obligation of Tenant to observe and perform all of the covenants of this Lease.

71. Annual Rental Rate. The annual rental rates for the Term shall be as follows:

         (A) For the period ending August 31, 2000, the annual rental rate of THIRTY-SEVEN THOUSAND EIGHT HUNDRED ($37,800.00) DOLLARS, payable in advance, in monthly installments of THREE THOUSAND ONE HUNDRED FIFTY ($3,150.00) DOLLARS each.

         (B) For the year commencing on September 2000 and ending on August 31, 2001, the annual rental rate of FORTY-ONE THOUSAND FOUR HUNDRED ($41,400.00) DOLLARS, payable in advance, in monthly installments of THREE THOUSAND FOUR HUNDRED ($3,400.00) DOLLARS each.

         (C) In the event that the Commencement Date shall be on a date which is not the first day of the month, the first installment of annual rental rate shall be apportioned and that installment shall be payable on the date that the annual rental rate shall commence to accrue; each monthly installment thereafter to be payable, in advance, on the first day of each month, unless otherwise herein provided.

72. INTENTIONALLY DELETED

73. Limited Personal Guaranty Article. In order to induce Owner to enter into this Lease with Tenant, Sanjay Pingle, residing at 155 E. 31st, 16B, New York, NY 10016,

Pingle, Sanjay (hereinafter referred to as the "Guarantor"), by signing his name at the end of this Article, agrees as follows:

         (A) Guarantor unconditionally, irrevocably and as a primary obligor, guarantees to Owner the full and faithful payment of all rent and additional rent required to be paid by Tenant pursuant to the provisions of Article "67" and Article "71" of this Lease and any damages or deficiencies upon or after termination of this Lease by reason of any default of Tenant in the payments required to be paid under said Articles. The full and faithful payment by Tenant of all of the rent and additional rent payable under Article "67" and Article "71" of this Lease, as aforesaid, is sometimes hereinafter referred to as the "Tenant's Obligations".

         (B) In the event that Tenant shall duly surrender the premises and deliver all keys to the premises to Owner (the date upon which Tenant duly surrenders possession and delivers the keys to the premises to the Owner being hereinafter referred to as the "Surrender Date") Guarantor shall be released from all liability with respect to the Tenant's Obligations arising or accruing after the Surrender Date, but Guarantor shall continue to be liable under this guaranty for (i) all Tenant's Obligations which arose or accrued on or before the Surrender Date and (ii) any liability of Guarantor theretofore or thereafter accruing under the provisions of Paragraph E of this guaranty Article.

         (C) As contemplated by the immediately preceding subparagraph of this Article, Tenant shall be deemed to have duly surrendered the premises to Owner on the last day of the month during which (i) Tenant shall have delivered a written declaration to Owner which shall state that Tenant has surrendered to Owner all of Tenant's right, title and interest in this Lease, the premises and all alterations, installations, additions and improvements in or at the premises, to the intent and purpose that the estate and interest of the Tenant in the premises and this Lease shall be wholly extinguished on the date of the delivery of such notice, (ii) the Tenant shall have fully vacated and voluntarily delivered possession of the premises to Owner and (iii) at the time of such delivery of possession, the premises shall be broom clean, vacant and unoccupied and this Lease and the premises shall be free and clear of any encumbrance arising out of or in connection with the acts or omissions of the Tenant; such notice, surrender and delivery of the premises shall not be construed to diminish, limit, or otherwise reduce any liability or obligation that Tenant would otherwise have under this Lease.

         (D) This guaranty shall remain and continue in full force and effect notwithstanding any amendment, modification, renewal, extension or assignment of this Lease and regardless of whether Guarantor shall have approved or consented to any of the foregoing and, except as hereinabove specifically limited, whether or not Tenant be actually in possession of the premises. Guarantor expressly waives any notice of nonpayment, nonperformance or non-observance of any of Tenant's Obligations, or of proof, notice or demand of any sort in order to charge Guarantor. The validity of this guaranty and the obligations of Guarantor hereunder shall not be terminated, affected or impaired by reason of the assertion or non-assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to this Lease, nor by any waivers of default, extensions of time, or settlement of any action or proceeding with regard to any matter whatsoever arising out of or in any way connected with this Lease.

         (E) Guarantor expressly waives trial by jury in any action, proceeding or counterclaim brought by Tenant or Owner with regard to any matter whatsoever arising out of, under or in any way connected with this guaranty or this Lease, and Guarantor expressly waives the right to interpose a counterclaim against Owner in any action or proceeding brought by Owner against Guarantor with regard to this guaranty. If Owner shall make any expenditure or incur any obligation for the payment of money in connection with the enforcement of this guaranty including, but not limited to, reasonable attorneys' fees, costs and disbursements in instituting, prosecuting or defending any action or proceeding, Guarantor shall reimburse Owner on demand for all such expenditures made and obligations incurred with interest two (2%) percent over the prime rate (as defined in Article "56" of this Lease), provided however that, if Owner shall institute or prosecute an action or proceeding against Guarantor, Owner shall only be entitled to such reimbursement if Owner substantially prevails in such action or proceeding and, if Guarantor shall substantially prevail in such action or proceeding, Guarantor shall be entitled to be reimbursed by Owner for his reasonable attorneys' fees, costs and disbursements in defending such action or proceeding.

         (F) Wherever referred to in this guaranty Article, whether or not specifically so stated, "Tenant" shall mean Tenant and Tenant's successors, assigns and sublessees; "Owner" shall mean Owner and Owner's successors or assigns; this Lease shall mean and also refer to and include any and all amendments, modifications, extensions, renewals and replacements of this Lease; and all pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or parties may require, and this guaranty shall inure to the benefit of Owner, and to any person, firm or corporation to whom Owner's interest in this Lease shall be transferred or assigned.

         (G) All notices permitted or required to be given to Guarantor shall be sent by registered or certified mail, return receipt requested, to Guarantor at the address hereinabove set forth or to such other address as Guarantor may designate from time to time, by notice given to Owner in accordance with the notice provisions of this Lease.




                                                 /s/ Sanjay Pingle
                                             -----------------------------------
                                                 Sanjay Pingle

74. Use Of Premises. Tenant shall use and occupy the demised premise for general and executive offices for the business of the retail sale of medical books and related software and for no other purpose.

75. Miscellaneous.

         (A) Additional Re: Article "13". Whenever in this Lease the Owner is entitled to enter upon the demised premises (except after default by Tenant beyond any applicable grace and notice period), such entry shall (i) except in emergency situations, be upon reasonable advance notice to enable Tenant to have a representative present; (ii) except in emergency situations, be at reasonable times; (iii) if for the purpose of making repairs, the repairs shall be done in a good and workmanlike manner, minimize interference with the Tenant (without the necessity for overtime work), without unnecessary storage of materials within the demised premises; and (iv) to the extent Owner performs any work in or at the demised premises, it shall be restored to its prior condition as nearly as possible and practical under the circumstances.

         (B) Additional Re: Article "9". Supplementing the Provisions of Article 9 of this Lease, if the demised premises shall be damaged by fire or other casualty and Owner has not elected to terminate this Lease as therein provided and in the further event that the premises shall not have been repaired and restored by Owner, for any reason whatsoever, including lack of receipt of insurance proceeds within one hundred eighty (180) days from the occurrence of the fire or other casualty, Tenant shall have the right to terminate this Lease upon thirty (30) days prior written notice to Owner and, if the premises shall still not have been repaired and restored within said thirty (30) day period, this Lease shall terminate and come to an end at the expiration of said thirty
(30) day period as if that date were the date originally herein fixed for the end of the term of this Lease.

         (C) INTENTIONALLY DELETED

         (D) Notwithstanding anything to the contrary herein, wherever Owner is entitled to collect, as additional rent or as damages, costs, expenses, fees or other charges including attorney's fees, fees and disbursements, only after they have been actually incurred by Owner. The fact that such costs, expenses, fees, taxes, or other charges are payable to a person, firm, or corporation affiliated with Owner shall not prejudiced Owner's right to collect them as additional rent, provided that they are reasonable in amount. Copies of invoices and/or other reasonable proof of the foregoing shall be provided to Tenant upon request and payment by Tenant shall be made promptly after they are provided.

         (E) Notwithstanding anything stated to the contrary elsewhere in this Lease, despite the fact that all services in the building are not provided on a 7-day a week, 24-hours per day basis, Tenant shall be entitled to have reasonable access to the building and the premises on a 24-hour, 7-day per week basis and in connection therewith, Owner shall provide Tenant with the necessary keys and/or other cards, devices, codes, etc. which may be required in order to afford such access. Tenant shall be responsible for the aforesaid keys, cards, security devices, codes, etc. which are supplied to it and shall indemnify and hold Owner harmless with respect to any claims, damages, costs, and expenses which Owner may incur in connection with their misuse. Tenant acknowledges that it is aware that the building of which the demised premises forms a part does not have attending personnel who control access to the building and it is the responsibility of each of the respective Tenants to use reasonable efforts to keep the building access doors locked and to otherwise generally cooperate in the effort to maintain security in the building.

76. Construction. In the event of a conflict between the printed portions of this Lease and the provisions of this rider, the provisions of this rider shall govern and control to the extent of such conflict.


BROADWAY-13TH ASSOCIATES, L.P.            MEDSITE PUBLISHING INC.

By:   Columbus Broadway Realty Corp.
      General Partner


By:                                       By: /s/ Sundeep Bhan
   -----------------------------------       -----------------------------------
                                               Sundeep Bhan, President